Subsequent Events	12 Months Ended
Jul. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

33. Subsequent Events

Amalgamation of Subsidiaries

On August 1, 2019, the Company completed the amalgamation of the subsidiaries 8980268 Canada Inc and Newstrike Brands Ltd into HEXO Operations Inc. The resulting entity retained the name HEXO Corp.

Letter of Credit

On August 2, 2019, the Company amendedthe letter of credit (Note 23) that was issued in favor of a public utility provider. The amount of the letter was reduced to $2,581 from $3,142. This amended letter is secured against the company’s revolving loan and no longer secured by a GIC.

Increased Ownership in HEXO MED

On September 24, 2019, the Company increased its ownership in its European based joint venture HEXO MED from 33.3% to 51% which an additional capital injection of $729.

$70 Million Private Placement

On October 23, 2019, the Company announced it has entered into subscription agreements with a group of investors pursuant to which the investors have agreed to purchase, on a private placement basis, $70,001 principal amount of 8.0% unsecured debentures of the Company (the “Debentures”).

The Debentures will bear interest from the date of closing at 8.0% per annum payable quarterly and will mature on the date which is three years from issuance. Following the date, which is one year from issuance, the Debentures will be convertible at the option of the holder into common shares of the Company at any time prior to maturity at a conversion price of $3.16 per share (the “Conversion Price”), subject to adjustment in certain events.

Beginning on the date which is one year from issuance, the Company may force the conversion of all of the principal amount of the then outstanding Debentures at the Conversion Price on not less than 30 days’ notice should the daily volume weighted average trading price of the common shares of the Company be greater than $7.50 for any 15 consecutive trading days.

At any time on or before the date which is one year from issuance, the Company may repay all, but not less than all, of the principal amount of the Debentures, plus accrued and unpaid interest.

Upon any repayment of the principal amount of the Debentures, the Company shall have the right to satisfy the repayment of the principal amount, together with all accrued and unpaid interest thereon, through the conversion of such amounts into common shares of the Company at the Conversion Price.

Upon a change of control of the Company, holders of the Debentures will have the right to require the Company to repurchase their Debentures, in whole or in part, on the date that is 30 days following the giving of notice of the change of control, at a price equal to 115% of the principal amount of the Convertible Debentures then outstanding plus accrued and unpaid interest thereon (the “Offer Price”). If 90% or more of the principal amount of the Convertible Debentures outstanding on the date of the notice of the change of control have been tendered for redemption, the Company will have the right to redeem all of the remaining Debentures at the Offer Price.

The Debentures and any common shares of the Company issuable upon conversion thereof will be subject to a statutory hold period lasting four months and one day following the closing date.

The Company intends to use the net proceeds of the private placement for working capital and general corporate purposes.

Closing of the Offering is expected to occur on or about November 15, 2019. The private placement is subject to certain conditions including, but not limited to, the receipt of all necessary regulatory and stock exchange approvals, including the approvals of the Toronto Stock Exchange and the New York Stock Exchange.